UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

BIOHITECH GLOBAL, INC.

  (Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2020, BioHiTech Global, Inc. (the “Registrant”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) to purchase 49% of newly-issued membership interests (the “Interests”) of East Shore Port Ventures, LLC, a New York limited liability company (“East Shore”). Pursuant to the Purchase Agreement, the Registrant purchased the Interests in consideration for $650,000 to East Shore and warrants (the “Warrants”) to purchase an aggregate of 100,000 shares of the Registrant’s common stock, par value $0.0001 per share (the “Common Stock”) issued to East Shore’s existing members. The Purchase Agreement contains customary provisions, including representations, warranties, and indemnities, and closed upon the satisfaction of customary closing conditions.

In connection with the Purchase Agreement, the Registrant entered into an Amended and Restated Operating Agreement (the “Operating Agreement”) of East Shore with East Shore and its other members. The Operating Agreement contains customary provisions regarding the governance of East Shore.

On October 22, 2020, the Registrant issued a press release announcing the transaction with East Shore. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing description of the terms and conditions of the Purchase Agreement and the Warrants is only a summary and is qualified in its entirety by the full text of the Purchase Agreement and the Warrants, a copy of each is filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information required to be disclosed in this Item 2.01 is incorporated herein by reference from Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above was offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the sale of securities did not involve a public offering; the Registrant made no solicitation in connection with the sale other than communications with the investor; the Registrant obtained representations from the investor regarding its experience and sophistication; and the investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Membership Interest Purchase Agreement
99.1	Press Release dated October 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2020	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)